                                                               ANNUAL REPORT

                                                               December 31, 2002

The Latin American Discovery Fund, Inc.

DIRECTORS AND OFFICERS
Barton M. Biggs            William G. Morton, Jr.
CHAIRMAN OF THE            DIRECTOR
BOARD OF DIRECTORS
                           Michael Nugent
Ronald E. Robison          DIRECTOR
PRESIDENT AND DIRECTOR
                           Fergus Reid
John D. Barrett II         DIRECTOR
DIRECTOR
                           Stefanie V. Chang
Thomas P. Gerrity          VICE PRESIDENT
DIRECTOR
                           Lorraine Truten          [MORGAN STANLEY LOGO]
Gerard E. Jones            VICE PRESIDENT
DIRECTOR                                            The Latin American Discovery
                           James W. Garrett         Fund, Inc.
Joseph J. Kearns           TREASURER
DIRECTOR
                           Mary E. Mullin
Vincent R. McLean          SECRETARY
DIRECTOR
                           Belinda A. Brady
C. Oscar Morong, Jr.       ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech
Center Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                    Morgan Stanley
                                                    Investment Management Inc.
                                                    Investment Adviser

(C)2003 Morgan Stanley

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Overview

Letter to Stockholders

For the year ended December 31, 2002, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share of -20.08% compared with -22.50% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index (the "Index"). On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $7.60, representing an 18.5% discount to the Fund's net asset value per share.

MARKET REVIEW
The Fund's underweight stance in Argentina (-50.7%) coupled with overweight positions in Mexico (-13.3%) and Venezuela (-15.8%) were the primary contributors to relative performance, while an underweight position in Peru (+29.1%) and Colombia (+24.8%) hurt performance. Stock selection in Mexico, Venezuela and Brazil contributed positively to relative performance, while stock selection in Chile was weak.

In 2002, Latin American markets finished down 22.5% in U.S. dollar terms, their worst performance since 1998. All but a few smaller less liquid markets of Colombia (+24.8%) and Peru (+29.1%) declined in 2002, with particularly poor performance from Argentina (-50.7%), Brazil (-30.7%) and Chile (-20.3%). Overall performance was hampered by weak global economic growth, domestic concerns in the region, increased geo-political risk and the continued sell off of U.S. equities.

Latin American markets, led by strong country returns in Mexico and Brazil, started the year in positive territory as equities in the region were supported by early year expectations of a U.S. led economic recovery and positive economic data from select Latin American countries. However, after outperforming other asset classes during the first quarter and rebounding 37.2% from September 2001 lows, performance in the region turned negative during the second and third quarters. The Latin American region weakened sharply, declining 40.5% during the six months ending September 30, 2002. Risk aversion increased on a global basis during the second quarter, dominated by negative sentiment toward Brazil (due to a poor political outlook and financial woes) and greater uncertainty over the global backdrop. A lack of confidence in Mexico and Chile and the continuing crisis in Argentina only served to weigh down market performance. Meanwhile, increased reports of corporate accounting fraud and concerns over the strength of the U.S. economic recovery coupled with geo-political risks in the Asian sub-continent and the Middle East served to undermine investor confidence for much of the year.

Nevertheless, amid a more favorable tone in U.S. equities, particularly in the months of October and November, Latin American markets rebounded given reduced political concerns in Brazil and generally supportive corporate and economic data. Latin American markets ended the period in review with a strong 20.5% fourth quarter return.

MARKET OUTLOOK
We remain positive in Latin markets due to valuations and sentiment. Near-term, however, global equities are likely to remain volatile given concerns over high oil prices due to the crisis in Iraq and Venezuela, as well as economic uncertainties in the U.S., Japan and Germany. Nevertheless, our expectations are for oil prices to fall to more normal levels once the crisis in Iraq passes and for global economies led by the U.S. to recover in the second half of this year. Any increase in U.S. economic growth benefits the Mexican economy, is supportive of the peso and improves the underlying earnings outlook for Mexican companies. A majority of Mexican equities now trade at historical lows on valuations relative to their own history and are attractive relative to global peers. In Brazil, we are cautiously optimistic in the short-term and neutral in the medium-term. In the short-term, we expect President Lula to continue to build credibility by appointing an efficient economic team. Medium-term concerns lie in implementation risk due to the possible slowdown in much needed reforms and poor management of state companies' cash flows. With the elections now over, market-friendly economic policy announcements by Lula's administration team will be key to avoiding a crisis. Nevertheless, the economic environment for Latin America in 2003-2004 is expected to improve slightly from 2002. Economic activity is expected to remain strong in Peru, and is expected to and recover in Mexico, Chile and Venezuela thus helping to support overall market sentiment.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2003

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

INVESTMENT SUMMARY (UNAUDITED)

Historical Information

                                                                              TOTAL RETURN (%)
                                              ------------------------------------------------------------------------------
                                                     MARKET VALUE(1)         NET ASSET VALUE(2)                   INDEX(3)
                                              ------------------------------------------------------------------------------
                                                                 AVERAGE                   AVERAGE                AVERAGE
                                               CUMULATIVE         ANNUAL  CUMULATIVE        ANNUAL  CUMUALTIVE     ANNUAL
----------------------------------------------------------------------------------------------------------------------------
One Year                                           (20.15)%       (20.15)%    (20.08)%      (20.08)%    (22.50)%   (22.50)%
Five Year                                          (26.67)         (6.01)     (20.60)        (4.51)     (33.76)     (7.91)
Ten Year                                            87.12           6.47       99.87          7.17       43.89       3.71
Since Inception*                                    75.84           5.51      115.89          7.58       46.77       3.71

Past performance is not predictive of future performance.

[CHART]


Returns and Per Share Information

                                                                  YEAR ENDED DECEMBER 31,
                              -------------------------------------------------------------------------------- --------------------
                                 1993     1994      1995       1996      1997       1998      1999      2000       2001      2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $ 23.31  $ 17.16   $ 10.98    $ 14.77   $ 20.34   $   8.19   $ 14.11   $ 12.04   $  11.90   $  9.33
-----------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $ 27.13  $ 18.25   $  9.88    $ 12.50   $ 17.94   $   6.19   $ 10.69   $  9.50   $   9.70   $  7.60
-----------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)               16.4%     6.4%    (10.0)%    (15.4)%   (11.8)%    (24.4)%   (24.2)%   (21.1)%    (18.5)%   (18.5)%
-----------------------------------------------------------------------------------------------------------------------------------
Income Dividends                   --  $  0.00#       --    $  0.16        --   $   0.08   $  0.09   $  0.10   $   0.11   $  0.16
-----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions        --  $  5.74   $  0.45    $  1.14   $  0.70   $   6.67        --        --         --        --
-----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            65.36%   (0.14)%  (27.61)%+   47.19%    43.06%    (33.53)%   73.78%   (13.86)%    (0.08)%  (20.08)%
-----------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           53.92%    0.64%   (12.83)%    22.21%    31.64%    (35.11)%   58.36%   (16.81)%    (0.64)%  (22.50)%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Net Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The net dividends reinvested series approximate the minumum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate applicable to non-resident individuals who do not benefit from double taxation treaties.
  * The Fund commenced operations on June 23, 1992.
  # Amount is less than $0.005 per share.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

PORTFOLIO SUMMARY (UNAUDITED)

[CHART]

Allocation of Total Investments

Short-Term Investments                    3.2%
Equity Securities                        96.8%

[CHART]

Industries

Diversified Telecommunication Services   19.8%
Beverages                                17.0%
Banks                                    11.9%
Wireless Telecommunication Services       9.9%
Metals & Mining                           9.3%
Other                                    32.1%

[CHART]

Country Weightings

Mexico                                   51.8%
Brazil                                   36.0%
Chile                                     5.0%
Argentina                                 2.5%
Venezuela                                 1.8%
Other                                     2.9%

Ten Largest Holdings*

                                               PERCENT OF
                                               NET ASSETS
---------------------------------------------------------
1.   Telmex (Mexico)                                16.1%
2.   America Movil SA de CV (Mexico)                 8.9
3.   Petrobras SA (Brazil)                           8.3
4.   CVRD (Brazil)                                   6.7
5.   Wal-Mart de Mexico (Mexico)                     6.5
6.   AmBev (Brazil)                                  6.2%
7.   Grupo Financiero BBVA Bancomer (Mexico)         5.9
8.   Femsa (Mexico)                                  3.8
9.   Grupo Modelo SA (Mexico)                        3.3
10.  Cemex SA (Mexico)                               3.1
                                                    ----
                                                    68.8%
                                                    ====

* Excludes Short-Term Investments

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         STATEMENT OF NET ASSETS
                                         December 31, 2002

STATEMENT OF NET ASSETS

                                                                 VALUE
                                               SHARES             (000)
-----------------------------------------------------------------------
COMMON STOCKS (97.1%)
(UNLESS OTHERWISE NOTED)
=======================================================================
ARGENTINA (2.5%)
BANKS
   Banco Suquia SA                                  1(a)       $     --@
-----------------------------------------------------------------------
BEVERAGES
   Quinsa ADR                                  75,477(a)            470
-----------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES
   Tenaris SA                                 106,657(a)          2,054
-----------------------------------------------------------------------
                                                                  2,524
=======================================================================
BRAZIL (36.0%)
AEROSPACE & DEFENSE
   Embraer (Preferred) ADR                    163,445             2,599
-----------------------------------------------------------------------
BANKS
   Banco Bradesco SA (Preferred) ADR          133,423             1,988
   Banco Itau SA (Preferred) ADR              105,984             2,522
   Banco Nacional SA (Preferred)           95,420,000(a)(b)          --@
-----------------------------------------------------------------------
                                                                  4,510
-----------------------------------------------------------------------
BEVERAGES
   AmBev (Preferred) ADR                      399,832             6,221
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Brasil Telecom Participacoes SA
     (Preferred) ADR                           58,295             1,472
-----------------------------------------------------------------------
ELECTRIC UTILITIES
   CEMIG (Preferred) ADR                      138,253             1,013
-----------------------------------------------------------------------
FOOD & DRUG RETAILING
   Companhia Brasileira de
     Distribuicao Grupo Pao de
     Acucar ADR                                25,200               386
-----------------------------------------------------------------------
METALS & MINING
   CSN ADR                                    102,892             1,475
   CVRD (Bonus Shares)                        116,420                --@
   CVRD (Preferred) ADR                       184,279             5,068
   CVRD ADR                                    55,990(a)          1,619
   Gerdau SA                                  128,304             1,142
-----------------------------------------------------------------------
                                                                  9,304
-----------------------------------------------------------------------
MULTILINE RETAIL
   Lojas Arapua SA (Preferred)             41,337,400(a)(b)          --@
   Lojas Arapua SA (Preferred) GDR             20,775(a)(b)          --@
-----------------------------------------------------------------------
                                                                     --@
-----------------------------------------------------------------------
OIL & GAS
   Petrobras SA (Preferred) ADR               191,087             2,561
   Petrobras SA ADR                           382,342          $  5,712
-----------------------------------------------------------------------
                                                                  8,273
-----------------------------------------------------------------------
PAPER & FOREST PRODUCTS
   Aracruz Celulose SA (Preferred) ADR         48,000               891
   Votorantim Celulose e Papel SA ADR          40,410               664
-----------------------------------------------------------------------
                                                                  1,555
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
   Celular CRT (Preferred), 'A'             1,113,684                96
   Tele Centro Oeste Celular
     Participacoes SA (Preferred) ADR         170,900               684
-----------------------------------------------------------------------
                                                                    780
-----------------------------------------------------------------------
                                                                 36,113
=======================================================================
CHILE (5.0%)
BANKS
   Banco Santander Chile SA ADR                80,952             1,508
-----------------------------------------------------------------------
BEVERAGES
   CCU ADR                                    148,000             2,161
-----------------------------------------------------------------------
DIVERSIFIED FINANCIALS
   Banco de Chile ADR                          60,237               961
-----------------------------------------------------------------------
FOOD & DRUG RETAILING
   Distribucion y Servicio D&S SA ADR          37,675               377
-----------------------------------------------------------------------
                                                                  5,007
=======================================================================
MEXICO (51.8%)
BANKS
   Grupo Financiero BBVA
     Bancomer, 'B'                          7,693,502(a)          5,868
-----------------------------------------------------------------------
BEVERAGES
   Femsa ADR                                   28,753             1,047
   Femsa UBD                                  770,519             2,805
   Grupo Modelo SA, 'C'                     1,345,986             3,310
   Panamerican Beverages, Inc., `A'            47,450               986
-----------------------------------------------------------------------
                                                                  8,148
-----------------------------------------------------------------------
CONSTRUCTION MATERIALS
   Cemex SA                                   706,646             3,062
-----------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
   Carso Global Telecom                       316,444(a)            354
   Telmex, 'L' ADR                            505,892            16,178
-----------------------------------------------------------------------
                                                                 16,532
-----------------------------------------------------------------------
HOUSEHOLD PRODUCTS
   Kimberly-Clark de Mexico SA, 'A'           702,774             1,627
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         STATEMENT OF NET ASSETS
                                         December 31, 2002

Statement of Net Assets (cont'd)

                                                                  VALUE
                                               SHARES             (000)
-----------------------------------------------------------------------
MULTILINE RETAIL
   Wal-Mart de Mexico ADR                      11,250          $    256
   Wal-Mart de Mexico, 'C'                    981,160             1,908
   Wal-Mart de Mexico, 'V'                  1,922,655             4,413
-----------------------------------------------------------------------
                                                                  6,577
-----------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
   Grupo Aeroportuario del Sureste SA ADR      11,100               131
   Grupo Aeroportuario del Sureste SA, 'B'    756,600               839
-----------------------------------------------------------------------
                                                                    970
-----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
   America Movil SA de CV ADR                 624,319             8,965
   America Telecom SA de CV, 'A1'             316,444(a)            186
-----------------------------------------------------------------------
                                                                  9,151
-----------------------------------------------------------------------
                                                                 51,935
=======================================================================
VENEZUELA (1.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES
   CANTV, 'D' ADR                             142,730             1,798
=======================================================================
TOTAL COMMON STOCKS
   (Cost $106,736)                                               97,377
=======================================================================

                                                 FACE
                                               AMOUNT
                                                (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
=======================================================================
UNITED STATES (3.1%)
REPURCHASE AGREEMENT
   J.P. Morgan Securities Inc.,
     1.05%, dated 12/31/02,
     due 1/02/03 (Cost $3,109)             $    3,109(c)          3,109
=======================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
=======================================================================
   Brazilian Real
   (Cost $95)                            BRL      333                94
=======================================================================

                                                                  VALUE
                                                                  (000)
-----------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
   (Cost $109,940)                                             $100,580
=======================================================================

                                               AMOUNT
                                                (000)
-------------------------------------------------------------------------
OTHER ASSETS (1.1%)
   Cash                                    $        1
   Dividends Receivable                           586
   Receivable for Investments                     502
     Sold
   Other                                           10               1,099
=========================================================================
LIABILITIES (-1.4%)
   Payable For:
     Dividends Declared                        (1,114)
     Investment Advisory Fees                     (97)
     Investments Purchased                        (82)
     Stockholder Reporting                        (34)
        Expenses
     Directors' Fees and Expenses                 (34)
     Professional Fees                            (29)
     Administrative Fees                          (16)
     Custodian Fees                               (12)
   Other Liabilities                              (11)             (1,429)
=========================================================================
NET ASSETS (100%)
   Applicable to 10,743,533 issued and
     outstanding $0.01 par value shares
    (100,000,000 shares authorized)                            $  100,250
=========================================================================
NET ASSET VALUE PER SHARE                                      $     9.33
=========================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
   Common Stock                                                $      107
   Paid-in Capital                                                146,916
   Undistributed (Distributions in Excess of)                         331
     Net Investment Income
   Accumulated Net Realized Gain (Loss)                           (37,739)
   Unrealized Appreciation (Depreciation) on
     Investments and Foreign Currency
     Translations                                                  (9,365)
=========================================================================
TOTAL NET ASSETS                                               $  100,250
=========================================================================

(a) -- Non-income producing
(b) -- Securities valued at fair value - see note A-1 to financialstatements. At December 31, 2002, the Fund held fair-valued securities representing less than 0.01% of net assets.
(c) -- The repurchase agreement is fully collateralized by U.S.government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
 @  -- Value is less than $500.
 ADR -- American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         STATEMENT OF NET ASSETS
                                         December 31, 2002

STATEMENT OF NET ASSETS (CONT'D)


                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                 CLASSIFICATION -- DECEMBER 31, 2002 (UNAUDITED)

                                                        PERCENT
                                            VALUE        OF NET
INDUSTRY                                    (000)        ASSETS
---------------------------------------------------------------
Aerospace & Defense                       $   2,599        2.6%
Banks                                        11,886       11.9
Beverages                                    17,000       17.0
Construction Materials                        3,062        3.0
Diversified Telecommunication Services       19,802       19.8
Electric Utilities                            1,013        1.0
Energy Equipment & Services                   2,054        2.0
Household Products                            1,627        1.6
Metals & Mining                               9,304        9.3
Multiline Retail                              6,577        6.6
Oil & Gas                                     8,273        8.2
Paper & Forest Products                       1,555        1.5
Wireless Telecommunication Services           9,931        9.9
Other                                         5,897        5.9
---------------------------------------------------------------
                                          $ 100,580      100.3%
===============================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Financial Statements

Statement of Operations

                                                                                                        YEAR ENDED
                                                                                                 DECEMBER 31, 2002
                                                                                                             (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of $11 of foreign taxes withheld)                                                      $   3,671
   Interest                                                                                                     70
==================================================================================================================
     TOTAL INCOME                                                                                            3,741
==================================================================================================================
EXPENSES
   Investment Advisory Fees                                                                                  1,323
   Administrative Fees                                                                                         136
   Professional Fees                                                                                           105
   Country Tax Expense                                                                                          90
   Stockholder Reporting Expenses                                                                               78
   Custodian Fees                                                                                               58
   Stockholder Servicing Fees                                                                                   13
   Other Expenses                                                                                               21
==================================================================================================================
     TOTAL EXPENSES                                                                                          1,824
==================================================================================================================
        NET INVESTMENT INCOME (LOSS)                                                                         1,917
==================================================================================================================
NET REALIZED GAIN (LOSS) ON:
   Investments                                                                                             (20,282)
   Foreign Currency Transactions                                                                            (1,395)
==================================================================================================================
     NET REALIZED GAIN (LOSS)                                                                              (21,677)
==================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                                              (7,523)
   Foreign Currency Translations                                                                             1,093
==================================================================================================================
     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                       (6,430)
==================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              (28,107)
==================================================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       $ (26,190)
==================================================================================================================

                                                                                   YEAR ENDED           YEAR ENDED
                                                                            DECEMBER 31, 2002    DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss)                                                     $   1,917            $   3,371
   Net Realized Gain (Loss)                                                           (21,677)              (2,660)
   Change in Unrealized Appreciation (Depreciation)                                    (6,430)              (1,587)
==================================================================================================================
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  (26,190)                (876)
==================================================================================================================
Distributions from and/or in excess of:
   Net Investment Income                                                               (1,757)              (1,140)
==================================================================================================================
Capital Share Transactions:
   Repurchase of Shares (109,872 and 302,120 shares, respectively)                       (995)              (3,075)
==================================================================================================================
   TOTAL INCREASE (DECREASE)                                                          (28,942)              (5,091)
==================================================================================================================
Net Assets:
   Beginning of Period                                                                129,192              134,283
==================================================================================================================
   END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
     INVESTMENT INCOME OF $331 AND $1,566, RESPECTIVELY)                            $ 100,250            $ 129,192
==================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                                                    YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------------
                                                             2002+           2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.90     $     12.04     $     14.11     $      8.19     $     20.34
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                 0.18            0.32            0.04            0.13            0.15
Net Realized and Unrealized Gain (Loss) on
  Investments                                               (2.61)          (0.41)          (2.16)           5.83           (5.62)
-----------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                       (2.43)          (0.09)          (2.12)           5.96           (5.47)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
   Net Investment Income                                    (0.16)          (0.11)          (0.10)          (0.09)          (0.08)
   Net Realized Gain                                           --              --              --              --           (6.67)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                    (0.16)          (0.11)          (0.10)          (0.09)          (6.75)
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program             0.02            0.06            0.15            0.05            0.07
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $      9.33     $     11.90     $     12.04     $     14.11     $      8.19
===================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                 $      7.60     $      9.70     $      9.50     $     10.69     $      6.19
===================================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                                            (20.15)%          3.23%         (10.33)%         74.23%         (43.06)%
   Net Asset Value(1)                                      (20.08)%         (0.08)%        (13.86)%         73.78%         (33.53)%
===================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                 $   100,250     $   129,192     $   134,283     $   165,901     $    99,918
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                      1.58%           1.75%           1.63%           1.68%           1.93%
Ratio of Net Investment Income to Average Net Assets         1.66%           2.59%           0.26%           1.24%           1.36%
Portfolio Turnover Rate                                        53%             32%             46%             77%            178%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002


Notes to Financial Statements

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

     currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf.

D. CUSTODIAN: JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

           2002 DISTRIBUTIONS                        2001 DISTRIBUTIONS
               PAID FROM:                                PAID FROM:
                 (000)                                     (000)
-------------------------------------       ----------------------------------
                         LONG-TERM                          LONG-TERM
            ORDINARY       CAPITAL             ORDINARY       CAPITAL
              INCOME          GAIN               INCOME          GAIN
==============================================================================
             $ 1,757          $ --              $ 1,140          $ --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

               UNDISTRIBUTED                  UNDISTRIBUTED
              ORDINARY INCOME             LONG-TERM CAPITAL GAIN
                   (000)                          (000)
----------------------------------------------------------------------------
                   $ 448                          $ --
============================================================================

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $112,331,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $11,845,000 of which $4,916,000 related to appreciated securities and $16,761,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $31,378,000 available to offset future capital gains of which $6,074,000 will expire on December 31, 2006, $2,665,000 will expire on December 31, 2007, $3,525,000 will expire on December 31, 2009 and $19,114,000 will expire on December 31, 2010. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October currency losses of $73,000 and post-October capital losses of $3,875,000.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling approximately $59,054,000 and $58,917,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable under the Plan, totaled $34,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the year ended December 31, 2002, Directors' Fees and Expenses were decreased by $8,862 due to these fluctuations.

For the year ended December 31, 2002, the Fund incurred $1,000 of brokerage commissions with Morgan Stanley & Co., an affiliate of the Adviser.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2002, the Fund repurchased 109,872 of its shares at an average discount of 17.60% from net asset value per share. Since the inception of the program, the Fund has repurchased

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

Notes to Financial Statements (cont'd)

1,992,593 of its shares at an average discount of 19.44% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.1037 per share, derived from net investment income, payable on January 10, 2003, to stockholders of record on December 24, 2002.

FEDERAL TAX INFORMATION (UNAUDITED)

     For the year ended December 31, 2002, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $176,000. In addition, for the year ended December 31, 2002, gross income derived from sources within a foreign country totaled $3,680,000.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         December 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
THE LATIN AMERICAN DISCOVERY FUND, INC.


We have audited the accompanying statement of net assets of The Latin American Discovery Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Overview

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Independent Directors:

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                             TERM OF                                      IN
                                             OFFICE AND                                   FUND
                               POSITIONS(S)  LENGTH OF   PRINCIPAL OCCUPATION(S)          COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     TIME        DURING PAST 5                    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                       REGISTRANT    SERVED*     YEARS                            DIRECTOR**     DIRECTOR
--------------------------     -----------   ----------  -----------------------------    -----------    ---------------------------
John D. Barrett II (67)        Director      Director    Chairman and Director of         71             Director of the Ashforth
565 Fifth Avenue                             since       Barrett Associates, Inc.                        Company (real estate).
New York, NY 10017                           1996        (investment counseling).

Thomas P. Gerrity (61)         Director      Director    Professor of Management,         71             Director, ICG Commerce,
219 Grays Lane                               since       formerly Dean, Wharton School                   Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                          2001        of Business, University of                      Reliance Group Holdings,
                                                         Pennsylvania; formerly                          Inc., CVS Corporation and
                                                         Director, IKON Office                           Knight-Ridder, Inc.
                                                         Solutions, Inc., Fiserv,
                                                         Digital Equipment
                                                         Corporation, Investor Force
                                                         Holdings, Inc. and Union
                                                         Carbide Corporation.

Gerard E. Jones (65)           Director      Director    Of Counsel, Shipman &            72             Director of Tractor
Shipman & Goodwin, LLP                       since       Goodwin, LLP (law firm).                        Company, Tiffany
43 Arch Street                               1996                                                        Foundation, and Fairfield
Greenwich, CT 06830                                                                                      County Foundation.
                                                                                                         Director of The India
                                                                                                         Magnum Fund Ltd.

Joseph J. Kearns (60)          Director      Director    Investment consultant;           71             Director, Electro Rent
Kearns & Associates LLC                      since       formerly CFO of The J. Paul                     Corporation and The Ford
PMB 754                                      2001        Getty Trust.                                    Family Foundation.
23852 Pacific Coast Hwy.
Malibu, CA 90265

Vincent R. McLean (71)         Director      Director    Formerly, Executive Vice         71             Director, Banner Life
702 Shackamaxon Drive                        since       President, Chief Financial                      Insurance Co.; William
Westfield, NJ 07090                          2001        Officer, Director and Member                    Penn Life Insurance
                                                         of the Executive Committee of                   Company of New York.
                                                         Sperry Corporation (now part
                                                         of Unisys Corporation).

C. Oscar Morong, Jr. (67)      Director      Director    Managing Director, Morong        71             Trustee of the mutual
1385 Outlook Drive West                      since       Capital Management; formerly,                   funds in the Smith
Mountainside, NJ 07092                       2001        Senior Vice President and                       Barney/CitiFunds fund
                                                         Investment Manager for CREF,                    complex.
                                                         TIAA-CREF Investment
                                                         Management, Inc. (investment
                                                         management); formerly,
                                                         Director, The Indonesia Fund
                                                         (mutual fund).

William G. Morton, Jr. (65)    Director      Director    Chairman Emeritus and former     71             Director of Radio Shack
304 Newbury Street, #560                     since       Chief Executive Officer of                      Corporation (electronics).
Boston, MA 02115                             2000        Boston Stock Exchange.

Michael Nugent (66)            Director      Director    General Partner, Triumph         194            Director of various
c/o Triumph Capital, L.P.                    since       Capital, L.P. (private                          business organizations;
237 Park Avenue                              2001        investment partnership);                        Chairman of the Insurance
New York, NY 10017                                       formerly, Vice President,                       Committee and Director or
                                                         Bankers Trust Company and BT                    Trustee of the retail
                                                         Capital Corporation.                            families of funds advised
                                                                                                         by Morgan Stanley
                                                                                                         Investment Advisors Inc.

Fergus Reid (70)               Director      Director    Chairman and Chief Executive     71             Trustee and Director of
85 Charles Colman Blvd.                      since       Officer of Lumelite Plastics                    approximately 30
Pawling, NY 12564                            1996        Corporation.                                    investment companies in
                                                                                                         the JPMorgan Funds complex
                                                                                                         managed by JPMorgan
                                                                                                         Investment Management Inc.
                                                                                                         Director of The India
                                                                                                         Magnum Fund Ltd.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Overview

DIRECTOR AND OFFICER INFORMATION (CONT'D)

Interested Directors:

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                             TERM OF                                      IN
                                             OFFICE AND                                   FUND
                               POSITIONS(S)  LENGTH OF   PRINCIPAL OCCUPATION(S)          COMPLEX
NAME, AGE AND ADDRESS OF       HELD WITH     TIME        DURING PAST 5                    OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
DIRECTOR                       REGISTRANT    SERVED*     YEARS                            DIRECTOR**     DIRECTOR
--------------------------     -----------   ----------  -----------------------------    -----------    ---------------------------
Barton M. Biggs (70)           Chairman and  Chairman    Chairman, Director and Managing  72             Member of the
1221 Avenue of the Americas    Director      and         Director of Morgan Stanley                      Development Board
New York, NY 10020                           Director    Investment Management Inc. and
                                             since 1996  Chairman and Director of
                                                         Morgan Stanley Investment
                                                         Management Limited; Managing
                                                         Director of Morgan Stanley &
                                                         Co. Incorporated; Director and
                                                         Chairman of the Board of
                                                         various U.S. registered
                                                         companies managed by Morgan
                                                         Stanley Investment Management
                                                         Inc.

Ronald E. Robison (63)         President     President   President and Trustee; Chief     72
1221 Avenue of the Americas    and Director  and         Global Operations Officer and
New York, NY 10020                           Director    Managing Director of Morgan
                                             since 2001  Stanley Investment Management,
                                                         Inc.; Managing Director of
                                                         Morgan Stanley & Co.
                                                         Incorporated; formerly,
                                                         Managing Director and Chief
                                                         Operating Officer of TCW
                                                         Investment Management Company;
                                                         Director and President of
                                                         various funds in the Fund
                                                         Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

                                         Overview

DIRECTOR AND OFFICER INFORMATION (CONT'D)


Officers:

                                             POSITION(S)  TERM OF OFFICE
                                             HELD WITH    AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   REGISTRANT   TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   -----------  --------------- ---------------------------------------------------------
Ronald E. Robison (63)                       President    President and   Chief Global Operations Officer and Managing Director of
Morgan Stanley Investment Management Inc.    and Director Director since  Morgan Stanley Investment Management Inc.; Director and
1221 Avenue of the Americas                               2001            President of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          previously, Managing Director and Chief Operating Officer
                                                                          of TCW Investment Management Company.

Stefanie V. Chang (36)                       Vice         Vice President  Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.    President    since 1997      and Morgan Stanley Investment Management Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with New York law firm of Rogers & Wells
New York, NY 10020                                                        (now) Clifford Chance US LLP); Vice President of certain
                                                                          funds in the Fund Complex.

Lorraine Truten (41)                         Vice         Vice President  Executive Director of Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.    President    since 2001      Inc.; Head of Global Client Services, Morgan Stanley
1221 Avenue of the Americas                                               Investment Management Inc.; President, Morgan Stanley Fund
New York, NY 10020                                                        Distribution, Inc. formerly, President of Morgan Stanley
                                                                          Institutional Fund Trust; Vice President of certain funds
                                                                          in the Fund Complex.

Mary E. Mullin (35)                          Secretary    Secretary since Vice President of Morgan Stanley & Co., Incorporated and
Morgan Stanley Investment Management Inc.                 1999            Morgan Stanley Investment Management, Inc.; formerly,
1221 Avenue of the Americas                                               practiced law with the New York law firms of McDermott,
New York, NY 10020                                                        Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP;
                                                                          Secretary of certain funds in the Fund Complex.

James W. Garrett (34)                        Treasurer    Treasurer since Executive Director of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                 2002            and Morgan Stanley Investment Management Inc. and
1221 Avenue of the Americas                                               Treasurer of various U.S. registered investment companies
New York, NY 10020                                                        managed by Morgan Stanley Investment Management Inc.;
                                                                          formerly, with Price Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).

Belinda A. Brady (34)                        Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan Investor
J.P. Morgan Investor Services Co.            Treasurer    Treasurer since Services Co. (formerly Chase Global Funds Services
73 Tremont Street                                         2001            Company); formerly, Senior Auditor at Price Waterhouse LLP
Boston, MA 02108-3913                                                     (now PricewaterhouseCoopers LLP). Assistant Treasurer of
                                                                          certain funds in the Fund Complex.

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*  Each Officer serves an indefinite term, until his or her successor is elected.

                                         THE LATIN AMERICAN DISCOVERY FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Latin American Discovery Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

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